UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 15, 2004 (May 28, 2004)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	1-32213	06-0918165
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

33 Maiden Lane New York, NY		10038
(Address of principal executive office)		(Zip Code)

(212) 651-7700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

ALL TERMS USED BUT NOT DEFINED BELOW HAVE THE MEANINGS GIVEN TO THEM IN THE WAREHOUSING CREDIT AND SECURITY AGREEMENT.

On May 28, 2004, MortgageIT, Inc., our wholly owned subsidiary (“MortgageIT”), entered into the First Amendment to Warehousing Credit and Security Agreement, between MortgageIT and Residential Funding Corporation.  The significant changes to the Warehousing Credit and Security Agreement resulting from the First Amendment were as follows:  (i) extend the expiration date until September 28, 2004; and (ii) revise the prohibition against transactions with affiliates to permit MortgageIT and its Affiliates to enter into transactions in connection with (a) the securitization, sale, hypothecation or pledge of certain assets of Borrower (other than any item of Collateral) or its Affiliates, (b) hedging activities involving Borrower and certain of its Affiliates, and/or the origination, and (c) acquisition of Mortgage Loans, Mortgage Notes, Mortgages, Security Agreements and all other documents, agreements and instruments related thereto.  The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.  The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On August 30, 2004, MortgageIT entered into the Second Amendment to the Warehousing Credit and Security Agreement, between MortgageIT and Residential Funding Corporation.  The significant changes to the Warehousing Credit and Security Agreement resulting from the Second Amendment are as follows:  (i)  extend the expiration date until January 15, 2005; (ii) increase the Minimum Tangible Net Worth that must be maintained by MortgageIT from $17.5 million to $25.0 million; (iii) revise the prohibition against transactions with affiliates to permit MortgageIT and its Affiliates to enter into transactions in connection with the events described in the paragraph above; and (iv) waive the Event of Default pursuant to Section 10.1(c) of the Warehousing Credit and Security Agreement that arose from MortgageIT’s failure to comply with Section 8.8 of the Warehousing Credit and Security Agreement for the fiscal months ended May 31, 2004 and June 30, 2004.  The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)	Exhibits.

10.1	First Amendment to Warehousing Credit and Security Agreement, dated May 28, 2004, between MortgageIT, Inc. and Residential Funding Corporation.

10.2	Second Amendment to Warehousing Credit and Security Agreement, dated August 30, 2004, between MortgageIT, Inc. and Residential Funding Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By:	/s/ JOHN R. CUTI
John R. Cuti
Secretary

Date: September 15, 2004

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated September 15, 2004 (May 28, 2004)

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Warehousing Credit and Security Agreement, dated May 28, 2004, by and between MortgageIT, Inc. and Residential Funding Corporation.

10.2	Second Amendment to Warehousing Credit and Security Agreement, dated August 30, 2004, by and between MortgageIT, Inc. and Residential Funding Corporation.